PRITCHETT, SILER & HARDY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               430 East 400 South
                           Salt Lake City, Utah 84111
                      (801) 328-2727 - Fax (801) 328-1128



                                                                   June 13, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read the statements of MCY.com (formerly know as Health Builders International, Inc.) pertaining to our firm included under Item 4 of Form 8-K/A dated October 13, 1999 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.



/s/ Pritchett, Siler & Hardy, P.C.
    PRITCHETT, SILER & HARDY, P.C.